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                                                                    Exhibit 10.3

                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of February 8, 2002 by and among Sunoco Logistics Partners Operations L.P., a Delaware limited partnership (the "Operating Partnership"), Sunoco Logistics Partners L.P., a Delaware limited liability company (the "Partnership"), Sunoco Pipeline L.P., a Texas limited partnership (the "Sun Pipeline"), Sunoco Partners Marketing & Terminals L.P., a Texas limited partnership ("RM In LP"), and the Initial Purchasers (as hereinafter defined).

          This Agreement is made pursuant to the Purchase Agreement dated February 4, 2002 (the "Purchase Agreement"), by and among the Operating Partnership, as issuer of the $250,000,000 aggregate principal amount of 7.25% Senior Notes due 2012 (including the related guarantees, the "Notes"), Sunoco, Inc., Sunoco Partners LLC, the Partnership, Sunoco Logistics Partners GP LLC, Sun Pipeline, RM In LP and the Initial Purchasers, which provides for, among other things, the sale by the Operating Partnership to the Initial Purchasers of the aggregate principal amount of Notes specified therein. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Operating Partnership, the Partnership, Pipeline LP and RM In LP have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

          In consideration of the foregoing, the parties hereto agree as follows:

          1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Additional Interest" shall have the meaning set forth in Section 2(e)(i) hereof.

     "Advice" shall have the meaning set forth in the last paragraph of Section 3 hereof.

     "Affiliate" has the meaning given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

     "Agreement" shall have the meaning set forth in the preamble to this Agreement.

     "Applicable Period" shall have the meaning set forth in Section 3(u) hereof.

     "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed.

     "Closing Date" shall mean February 8, 2002, the initial date of delivery of the Notes from the Operating Partnership to the Initial Purchasers.

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     "Depositary" shall mean The Depository Trust Company, or any other depositary appointed by the Operating Partnership; provided, however, that such depositary must have an address in the Borough of Manhattan, The City of New York.

     "Effectiveness Period" shall have the meaning set forth in Section 2(b) hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Exchange Notes" shall mean the 7.25% Senior Notes due 2012 issued by the Operating Partnership under the Indenture containing terms identical in all material respects to the Notes (including the related guarantees by the Guarantors), except that (i) interest thereon shall accrue from the last date on which interest was paid or duly provided for on the Notes or, if no such interest has been paid, from the date of their original issue, (ii) they will not contain terms with respect to transfer restrictions under the Securities Act, and (iii) they will not provide for any Additional Interest thereon.

     "Exchange Offer" shall mean the offer by the Operating Partnership and the Guarantors to the Holders to exchange all of the Registrable Notes held by each such Holder for a like amount of Exchange Notes pursuant to Section 2(a) hereof.

     "Exchange Offer Registration" shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

     "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

     "Exchange Period" shall have the meaning set forth in Section 2(a) hereof.

     "Guarantors" means the Partnership, Sun Pipeline LP and RM In LP.

     "Holder" shall mean any Initial Purchaser, for so long as it owns any Registrable Notes, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Notes under the Indenture.

     "Indenture" shall mean the Indenture, dated as of February 7, 2002, between the Operating Partnership, as issuer, the Guarantors and First Union National Bank, as trustee, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

     "Initial Purchasers" shall mean Lehman Brothers Inc., Credit Suisse First Boston Corporation, Banc of America Securities LLC, Salomon Smith Barney Inc., UBS Warburg LLC and First Union Securities, Inc.

     "Inspectors" shall have the meaning set forth in Section 3(p) hereof.

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     "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of outstanding Notes or Exchange Notes, as the case may be.

     "NASD" shall mean National Association of Securities Dealers, Inc.

     "Notes" shall have the meaning set forth in the preamble to this Agreement and shall include the related guarantees.

     "Operating Partnership" shall have the meaning set forth in the preamble to this Agreement and also includes the Operating Partnership's successors and permitted assigns.

     "Participating Broker-Dealer" shall have the meaning set forth in Section 3(u) hereof.

     "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, limited liability company, or a government or agency or political subdivision thereof or other legal entity.

     "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Notes covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all documents incorporated by reference therein.

     "Purchase Agreement" shall have the meaning set forth in the preamble to this Agreement.

     "Records" shall have the meaning set forth in Section 3(p) hereof.

     "Registrable Notes" shall mean the Notes (including the related guarantees by the Guarantors), until the earliest to occur of (a) the date on which any Note has been exchanged by a Person other than a Participating Broker-Dealer for Exchange Notes in the Exchange Offer, (b) following the exchange by a Participating Broker-Dealer in the Exchange Offer of any Note for one or more Exchange Notes, the date on which such Exchange Notes are sold to a purchaser in accordance with the Exchange Offer Registration Statement, (c) the date on which any Note has been registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement and (d) the date on which any
Note is eligible to be distributed to the public pursuant to Rule 144(k) under the Securities Act.

     "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Operating Partnership and the Guarantors with this Agreement, including without limitation: (i) all SEC or NASD registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for all underwriters and Holders as a group in connection with blue sky qualification of any of the Exchange Notes or Registrable Notes), (iii) all expenses of the Operating Partnership and the Guarantors in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, (iv) all rating agency fees, (v) all fees

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and disbursements of counsel for the Operating Partnership and the Guarantors and of the independent certified public accountants of the Operating Partnership, the Guarantors and their respective subsidiaries, including the expenses of any "cold comfort" letters required by or incident to the performance of and compliance with this Agreement, (vi) all reasonable fees and expenses of the Trustee and its counsel and any exchange agent or custodian, and
(vii) all reasonable fees and expenses of any special experts retained by the Operating Partnership or the Guarantors in connection with any Registration Statement.

     "Registration Statement" shall mean any registration statement of the Operating Partnership and the Guarantors which covers any of the Exchange Notes or Registrable Notes pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

     "Rule 144(k) Period" shall mean the period of two years (or such shorter period as may hereafter be referred to in Rule 144(k) under the Securities Act (or similar successor rule)) commencing on the Closing Date.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     "Shelf Registration" shall mean a registration effected pursuant to Section 2(b) hereof.

     "Shelf Registration Event" shall have the meaning set forth in Section 2(b) hereof.

     "Shelf Registration Event Date" shall have the meaning set forth in Section 2(b) hereof.

     "Shelf Registration Statement" shall mean a "shelf" registration statement of the Operating Partnership and the Guarantors pursuant to the provisions of
Section 2(b) hereof which covers all of the Registrable Notes (except Registrable Notes which the Holders have elected not to include in such Shelf Registration Statement or the Holders of which have not complied with their obligations under the penultimate paragraph of Section 3 hereof or under the first paragraph of Section 2(b) hereof) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

     "TIA" shall have the meaning set forth in Section 3(m) hereof.

     "Trustee" shall mean the trustee under the Indenture.

          2. Registration Under the Securities Act.

          (a) Exchange Offer. Except as set forth in Section 2(b) below, the Operating Partnership and the Guarantors shall, for the benefit of the Holders, at the Operating

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Partnership's and the Guarantors' cost, (i) prepare and file with the SEC as soon as practicable after the Closing Date, but in no event later than 90 calendar days after the Closing Date, an Exchange Offer Registration Statement on an appropriate form under the Securities Act relating to the Exchange Offer,
(ii) use its commercially reasonable efforts to cause such Exchange Offer Registration Statement to be declared effective under the Securities Act by the SEC as soon as practicable after the Closing Date, but in no event later than 180 calendar days after the Closing Date, (iii) provided such Exchange Offer Registration Statement has been declared effective under the Securities Act by the SEC, use its commercially reasonable efforts to keep the Exchange Offer Registration Statement effective until the completion of the Exchange Offer, and
(iv) provided such Exchange Offer Registration Statement has been declared effective under the Securities Act by the SEC, commence the Exchange Offer and keep the Exchange Offer open for not less than 20 Business Days, or longer if required by applicable law, after the date on which such Registration Statement was declared effective by the SEC (such period referred to herein as the "Exchange Period") and at the termination thereof issue Exchange Notes in exchange for all Registrable Notes tendered prior thereto in the Exchange Offer.

          In connection with the Exchange Offer, the Operating Partnership and the Guarantors shall:

          (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (ii) use the services of the Depositary for the Exchange Offer with respect to Notes represented by a global certificate;

          (iii) permit Holders to withdraw tendered Registrable Notes at any time prior to the close of business, New York City time, on the last Business Day of the Exchange Period, by sending to the institution specified in the notice to Holders, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Notes delivered for exchange, and a statement that such Holder is withdrawing its election to have such Registrable Notes exchanged;

          (iv) notify each Holder that any Registrable Security not tendered by such Holder in the Exchange Offer will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

          (v) otherwise comply in all material respects with all applicable laws and regulations relating to the Exchange Offer.

          As soon as practicable after the close of the Exchange Offer, the Operating Partnership and the Guarantors shall:

          (i) accept for exchange all Registrable Notes or portions thereof duly tendered and not validly withdrawn pursuant to the Exchange Offer in accordance with the terms of the Exchange Offer Registration Statement and letter of transmittal;

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          (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Notes or portions thereof so accepted for exchange by the Operating Partnership; and

          (iii) issue, and cause the Trustee under the Indenture to promptly authenticate and deliver to each Holder, Exchange Notes equal in principal amount to the principal amount of the Registrable Notes as are surrendered by such Holder.

          Interest on each Exchange Note issued pursuant to the Exchange Offer will accrue from the last date on which interest was paid or duly provided for on the Note surrendered in exchange therefor or, if no interest has been paid on such Note, from the date of original issue of such Note. To the extent not prohibited by any judicial order, judgment, law, regulation or applicable interpretation of the staff of the SEC, the Operating Partnership and the Guarantors shall use commercially reasonable efforts to complete the Exchange Offer as provided above, and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions other than the conditions referred to in Section 2(b)(i) and
(ii) below and those conditions that are customary in similar exchange offers, except as may be required by applicable law. Each Holder of Registrable Notes who wishes to exchange such Registrable Notes for Exchange Notes in the Exchange Offer will be required, as a condition to participating in the Exchange Offer, to make certain customary representations in connection therewith, including, in the case of any Holder, representations that (i) it is not an Affiliate of the Operating Partnership or the Guarantors, (ii) it is not a broker-dealer tendering Registrable Notes acquired directly from the Operating Partnership or the Guarantors, (iii) the Notes being exchanged, and the Exchange Notes to be received, by it have been or are being acquired in the ordinary course of its business and (iv) at the time of the Exchange Offer, it has no arrangements or understandings with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes. The Operating Partnership and the Guarantors shall inform the Initial Purchasers, after consultation with the Trustee, of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders in order to facilitate the tender of Registrable Notes in the Exchange Offer.

          Upon consummation of the Exchange Offer in accordance with this
Section 2(a), the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Exchange Notes held by Initial Purchasers and Participating Broker-Dealers, and the Operating Partnership and the Guarantors shall have no further obligation to register the Registrable Notes held by any other Holder pursuant to Section 2(b) of this Agreement.

          (b) Shelf Registration. If (i) because of any change in law, regulation or in currently prevailing interpretations thereof by the staff of the SEC, the Operating Partnership and the Guarantors are not permitted to effect the Exchange Offer as contemplated by Section 2(a) hereof, (ii) the Exchange Offer is not consummated within 240 calendar days after the Closing Date or (iii) any Holder of Registrable Notes that is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) shall notify the Operating Partnership and the Guarantors prior to the 20th calendar day following the consummation of the Exchange Offer (A) that such Holder was prohibited by applicable law or SEC policy from participating in the Exchange

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Offer, or (B) that such Holder may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) that such Holder is a Participating Broker-Dealer and holds Notes acquired directly from the Operating Partnership or the Guarantors or one of their Affiliates (any of the events specified in (i), (ii) or (iii) being a "Shelf Registration Event", and the date of occurrence thereof, the "Shelf Registration Event Date"), then in addition to or in lieu of conducting the Exchange Offer contemplated by
Section 2(a) of this Agreement, as the case may be, the Operating Partnership and the Guarantors shall promptly notify the Holders in writing thereof and shall, at its cost, file as promptly as practicable after such Shelf Registration Event Date and, in any event, within 60 calendar days after such Shelf Registration Event Date, or, if later, 90 days after the Closing Date, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Notes (other than Registrable Notes owned by Holders who have elected not to include such Registrable Notes in such Shelf Registration Statement or who have not complied with their obligations under the penultimate paragraph of Section 3 hereof or under this paragraph), and shall use its best efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon as practicable and in any event, on or before the 120th calendar day after the Shelf Registration Event Date or, if later, the 210th calendar day after the Closing Date. No Holder of Registrable Notes shall be entitled to include any of its Registrable Notes in any Shelf Registration pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and furnishes to the Operating Partnership and the Guarantors in writing, within 5 calendar days after receipt of a request therefor, such information as the Operating Partnership and the Guarantors may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Operating Partnership and the Guarantors, without request and as soon as practicable, all information with respect to such Holder necessary to make the information previously furnished to the Operating Partnership by such Holder not materially misleading.

          The Operating Partnership and the Guarantors agree to use their commercially reasonable efforts to keep the Shelf Registration Statement, subject to the 45 day grace period referred to in Section 2(e)(iv), continuously effective and the Prospectus usable for resales for the earlier of: (x) the expiration of the Rule 144(k) Period and (y) such time as all of the Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be Registrable Notes (the period from the effective date of the Shelf Registration Statement until the earlier of the events described in clauses (x) and (y) being the "Effectiveness Period"), subject to the 45 day grace period referred to in Section 2(e)(iv). Neither the Operating Partnership nor the Guarantors shall not permit any securities other than Registrable Notes to be included in the Shelf Registration.

          (c) Expenses. The Operating Partnership and the Guarantors shall pay all Registration Expenses in connection with any Registration Statement filed pursuant to Section 2(a) and/or 2(b) hereof. Except as provided herein, each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Notes pursuant to the Shelf Registration Statement.

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          (d) Effective Registration Statement. An Exchange Offer Registration
Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Notes pursuant to such Exchange Offer Registration Statement or Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Offer Registration Statement or Shelf Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Notes pursuant to such Registration Statement may legally resume.

          (e) Additional Interest. In the event that:

          (i) the Exchange Offer Registration Statement is not filed with the SEC on or prior to the 90th calendar day after the Closing Date, then, commencing on the 91st calendar day after the Closing Date, additional interest (the "Additional Interest") shall accrue on the principal amount of the Notes over and above the otherwise applicable interest rate at a rate of 0.25% per annum, plus an additional 0.25% per annum from and after the 90th day after which such registration default shall have occurred and be continuing;

          (ii) the Exchange Offer Registration Statement is not declared effective by the SEC on or prior to the 180th calendar day after the Closing Date, then, commencing on the 181st calendar day after the Closing Date, Additional Interest shall accrue on the principal amount of the Notes over and above the otherwise applicable interest rate at a rate of 0.25% per annum, plus an additional 0.25% per annum from and after the 90th day after which such registration default shall have occurred and be continuing;

          (iii) (A) the Operating Partnership and the Guarantors have not exchanged Exchange Notes for all Notes validly tendered, in accordance with the terms of the Exchange Offer, on or prior to the 210th calendar day after the Closing Date or (B) if the Shelf Registration Statement is required to be filed pursuant to Section 2(b) of this Agreement but is not declared effective by the SEC on or prior to the 210th calendar day after the Closing Date, then, commencing on the 211th calendar day after the Closing Date, Additional Interest shall accrue on the principal amount of the Notes over and above the otherwise applicable interest rate at the rate of 0.25% per annum, plus an additional 0.25% per annum from and after the 90th day after which such registration default shall have occurred and be continuing; or

          (iv) the Shelf Registration Statement has been declared effective and, except as otherwise provided in Section 2(b), such Shelf Registration Statement ceases to be continuously effective or the Prospectus contained in such Shelf Registration Statement ceases to be usable for resales (A) at any time prior to the expiration of the Effectiveness Period or (B) if related to corporate developments, public filings with the SEC or similar events or because the Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 45 days

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     (whether or not consecutive and whether or not arising out of a single or multiple circumstances) in any twelve-month period, then Additional Interest shall accrue on the principal amount of the Notes over and above the otherwise applicable interest rate at a rate of 0.25% per annum commencing on the day that (in the case of (A) above), or the 46th (cumulative) day after (in the case of (B) above), such Shelf Registration Statement ceases to be effective or the Prospectus ceases to be usable for resales, plus an additional 0.25% per annum from and after the 90th day after which such registration default shall have occurred and be continuing;

     provided, however, that the aggregate amount of Additional Interest in respect of the Notes may not exceed 0.25% per annum during the first 90 days of a registration default or 0.50% per annum thereafter (regardless, in each case, of whether multiple events triggering Additional Interest under this subsection (e) exist); provided, further, however, that (1) upon the filing of the Exchange Offer Registration Statement (in the case of clause (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement (in the case of clause (ii) above), (3) upon the exchange of Exchange Notes for all Notes validly tendered (in the case of clause (iii)(A) above) or upon the effectiveness of the Shelf Registration Statement (in the case of clause (iii)(B) above) and (4) upon the earlier of (x) such time as the Shelf Registration Statement which had ceased to remain effective or the Prospectus which had ceased to be usable for resales again becomes effective and usable for resales, as applicable, and
     (y) the expiration of the Effectiveness Period (in the case of clause (iv) above), Additional Interest on the principal amount of the Notes as a result of such clause (or the relevant subclause thereof) shall cease to accrue;

     provided, further, however, that if the Exchange Offer Registration Statement is not declared effective by the SEC on or prior to the 210th calendar day after the Closing Date and the Operating Partnership and the Guarantors shall request Holders to provide the information required by the SEC for inclusion in the Shelf Registration Statement, the Notes owned by Holders who do not provide such information when required pursuant to
     Section 2(b) of this Agreement will not be entitled to any Additional Interest for any day after the 210th calendar day after the Closing Date, regardless of the existence of any events which would otherwise trigger a Additional Interest under this subsection (e) for such Holders.

     Any Additional Interest due pursuant to Section 2(e)(i), (ii), (iii) or
(iv) above will be payable in cash on the next succeeding February 15th or August 15th, as the case may be, to eligible Holders (as determined under this subsection (e)) on the relevant record dates for the payment of interest pursuant to the Indenture. The receipt of additional interest will be the sole monetary remedy available to a holder if the Operating Partnership or the Guarantors fail to meet its obligations hereunder.

          (f) Specific Enforcement. Without limiting the remedies available to the Holders, the Operating Partnership and each of the Guarantors acknowledges that any failure by the Operating Partnership or such Guarantors to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries

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precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Operating Partnership's and the Guarantors' obligations under Section 2(a) and Section 2(b) hereof.

          3. Registration Procedures. In connection with the obligations of the Operating Partnership and the Guarantors with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Operating Partnership and the Guarantors shall:

          (a) prepare and file with the SEC a Registration Statement or Registration Statements as prescribed by Sections 2(a) and 2(b) hereof within the relevant time period specified in Section 2 hereof on the appropriate form under the Securities Act, which form shall (i) be selected by the Operating Partnership and the Guarantors, (ii) in the case of a Shelf Registration, be available for the sale of the Registrable Notes by the selling Holders thereof and, in the case of an Exchange Offer, be available for the exchange of Registrable Notes, and (iii) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective (and, in the case of a Shelf Registration Statement, the Prospectus to be usable for resales) in accordance with Section 2 hereof; provided, however, that if (1) such filing is pursuant to Section 2(b) of this Agreement, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) of this Agreement is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Operating Partnership and the Guarantors shall furnish to and afford the Holders of the Registrable Notes and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed for a period of five Business Days; and the Operating Partnership and the Guarantors shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document if the Majority Holders of the Registrable Notes, depending solely upon which Holders must be afforded the opportunity of such review, or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object within five Business Days after receipt thereof;

          (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the Effectiveness Period or the Applicable Period, as the case may be, and cause each Prospectus to be supplemented, if so determined by the Operating Partnership and the Guarantors or requested by the SEC, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all Notes covered by each Registration Statement during the Effectiveness Period or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by

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the selling Holders thereof described in this Agreement (including sales by any
Participating Broker-Dealer);

          (c) in the case of an Exchange Offer Registration Statement, if in the reasonable opinion of counsel to the Operating Partnership and the Guarantors there is a question as to whether the Exchange Offer is permitted by applicable law, seek a no-action letter or other favorable decision from the SEC allowing the Operating Partnership and the Guarantors to consummate an Exchange Offer for such Notes. The Operating Partnership and the Guarantors hereby agree to pursue the issuance of such a decision to the SEC staff level but shall not be required to take commercially unreasonable action to effect a change of SEC policy. The Operating Partnership and the Guarantors hereby agree, however, to (i) participate in telephonic conferences with the SEC, (ii) deliver to the SEC staff an analysis prepared by counsel to the Operating Partnership and the Guarantors setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (iii) diligently pursue a resolution (which need not be favorable) by the SEC staff of such submission;

          (d) in the case of an Exchange Offer Registration Statement, prior to the effectiveness of such statement, provide a supplemental letter to the SEC
(i) stating that the Operating Partnership and the Guarantors are registering the Exchange Offer in reliance on the position of the SEC enunciated in Exxon
                                                                        -----
Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co.,
----------------------------                           ---------------------
Inc. (available June 5, 1991), Brown & Wood LLP (available February 7, 1997)
---                            ----------------
and, if applicable, any no-action letter obtained pursuant to Section 3(c) of this Agreement and (ii) including a representation that the Operating Partnership and the Guarantors have not entered into any arrangement or understanding with any Person to distribute the Exchange Notes to be received in the Exchange Offer and that, to the best of the Operating Partnership's information and belief, each Holder participating in the Exchange Offer is acquiring the Exchange Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes received in the Exchange Offer;

          (e) in the case of a Shelf Registration, (i) notify each Holder of Registrable Notes included in the Shelf Registration Statement, at least five Business Days prior to filing, that a Shelf Registration Statement with respect to the Registrable Notes is being filed and advising such Holder that the distribution of Registrable Notes will be made in accordance with the method selected by the Majority Holders of the Registrable Notes, (ii) furnish to each Holder of Registrable Notes included in the Shelf Registration Statement and to each underwriter of an underwritten offering of Registrable Notes, if any, without charge, as many copies of each Prospectus, including each preliminary prospectus, and any amendment or supplement thereto, and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Notes and (iii) consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Notes included in the Shelf Registration Statement in connection with the offering and sale of the Registrable Notes covered by the Prospectus or any amendment or supplement thereto;

          (f) in the case of a Shelf Registration, register or qualify the Registrable Notes under all applicable state securities or "blue sky" laws of such jurisdictions by the time the applicable Registration Statement is declared effective by the SEC as any Holder of Registrable Notes covered by a Registration Statement and as each underwriter of an underwritten offering of Registrable Notes shall reasonably request in writing in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Notes owned by such Holder; provided, however, that neither the Operating Partnership nor the Guarantors shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (iii) subject itself to taxation in any such jurisdiction if it is not then so subject;

          (g) (1) in the case of a Shelf Registration or (2) if Participating Broker-Dealers from whom the Operating Partnership or any of the Guarantors has received prior written notice that they will be using the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(u) hereof, are seeking to sell Exchange Notes and are required to deliver Prospectuses, promptly notify each Holder of Registrable Notes, or such Participating Broker-Dealers, as the case may be, their counsel and the managing underwriters, if any, and promptly confirm such notice in writing (i) when a Registration Statement has become effective and when any post-effective amendments thereto become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the qualification of the Registrable Notes or the Exchange Notes to be offered or sold by any Participating Broker-Dealer in any jurisdiction described in Section 3(f) hereof or the initiation of any proceedings for that purpose, (iv) of the happening of any event or the failure of any event to occur or the discovery of any facts, during the Effectiveness Period, which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus to omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, as well as any other corporate developments, public filings with the SEC or similar events causing such Registration Statement not to be effective or the Prospectus not to be useable for resales and (v) of the reasonable determination of the Operating Partnership and the Guarantors that a post-effective amendment to the Registration Statement would be appropriate;

          (h) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable;

          (i) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes included within the coverage of such Shelf Registration Statement, without charge, at least one conformed copy of each Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

          (j) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold and not bearing any restrictive legends (except any customary legend borne by securities held through The Depository Trust Company or any similar depositary) and in such denominations (consistent with the provisions of the Indenture and the officer's certificate establishing the forms and the terms of the Notes pursuant to the Indenture) and registered in such names as the selling Holders or the underwriters may reasonably request (provided such names are consistent with the names of the selling security holders set forth in the Shelf Registration Statement) at least two Business Days prior to the closing of any sale of Registrable Notes pursuant to such Shelf Registration Statement;

          (k) in the case of a Shelf Registration or an Exchange Offer Registration, promptly after the occurrence of any event specified in Section 3(g)(ii), 3(g)(iii), 3(g)(iv) (subject to the 45-day cumulative grace period within any twelve-month period provided for in Section 2(e)(iv)(B)) and 3(g)(v) hereof, prepare a supplement or post-effective amendment to such Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes, such Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Operating Partnership and the Guarantors shall notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Operating Partnership and the Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission;

          (l) obtain a CUSIP number, and any other appropriate security identification number, for the Exchange Notes or the Registrable Notes, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with certificates for the Exchange Notes or the Registrable Notes, as the case may be, in a form eligible for deposit with the Depositary;

          (m) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Notes or Registrable Notes, as the case may be, and effect such changes to such documents as may be required for them to be so qualified in accordance with the terms of the TIA and execute, and cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such documents to be so qualified in a timely manner;

          (n) in the case of a Shelf Registration, enter into such agreements (including underwriting agreements) as are customary in underwritten offerings and take all such other appropriate actions in connection therewith as are reasonably requested by the Majority Holders of the Registrable Notes in order to expedite or facilitate the registration or the disposition of the Registrable Notes;

          (o) in the case of a Shelf Registration, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, if requested by (x) an Initial Purchaser, in the case where such Initial Purchaser holds Notes acquired by it as part of its initial placement, or (y) the Majority Holders of the Registrable Notes covered thereby: (i) make such representations and warranties to Holders of such Registrable Notes and the underwriters (if any), with respect to the business of the Operating Partnership as then conducted and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Operating Partnership and the Guarantors and updates thereof (which may be in the form of a reliance letter) in form and substance reasonably satisfactory to the managing underwriters (if any) and the Majority Holders of the Registrable Notes being sold, addressed to each selling Holder and the underwriters (if any) covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions); (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Operating Partnership and the Guarantors, addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by such underwriters in accordance with Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 4 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriters) customary for such agreements with respect to all parties to be indemnified pursuant to said Section (including, without limitation, such underwriters and selling Holders); and in the case of an underwritten registration, the above requirements shall be satisfied at each closing under the related underwriting agreement or as and to the extent required thereunder;

          (p) if (1) a Shelf Registration is filed pursuant to Section 2(b) or
(2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make reasonably available for inspection by any representatives appointed by the Majority Holders of Registrable Notes or Participating Broker-Dealer, as applicable, who certifies to the Operating Partnership and the Guarantors that it has a current intention to sell Registrable Notes pursuant to the Shelf Registration, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder, Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during the Operating Partnership's and the Guarantors' normal business hours, upon reasonable notice, all financial and other records, pertinent organizational and operational documents and properties of the Operating Partnership and the Guarantors (collectively, the "Records") as shall be reasonably necessary to enable them to conduct due diligence activities; and cause the officers, trustees and employees of the Operating Partnership and the Guarantors to supply all relevant information in each case reasonably requested by any such Inspector in connection with the Registration Statement; Records and information which the Operating Partnership and the Guarantors determine, in good faith, to be confidential and any

Records and information which it notifies the Inspectors are confidential shall not be disclosed to any Inspector except where (i) the disclosure of such Records or information is necessary to avoid or correct a material misstatement or omission in such Registration Statement, (ii) the release of such Records or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is necessary in connection with any action, suit or proceeding or (iii) such Records or information previously has been made generally available to the public; each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to agree in writing that Records and information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Operating Partnership and the Guarantors unless and until such is made generally available to the public through no fault of an Inspector or a selling Holder; and each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to further agree in writing that it will, upon learning that disclosure of such Records or information is sought in a court of competent jurisdiction, or in connection with any action, suit or proceeding, give notice to the Operating Partnership and the Guarantors and allow the Operating Partnership and the Guarantors at their expense to undertake appropriate action to prevent disclosure of the Records and information deemed confidential;

          (q) comply with all applicable rules and regulations of the SEC so long as any provision of this Agreement shall be applicable and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Operating Partnership and the Guarantors after the effective date of a Registration Statement, which statements shall cover said 12-month periods, provided that the obligations under this paragraph (q) shall be satisfied by the timely filing of quarterly and annual reports on Forms 10-Q and 10-K under the Exchange Act;

          (r) if an Exchange Offer is to be consummated, upon delivery of the Registrable Notes by Holders to the Operating Partnership (or to such other Person as directed by the Operating Partnership ), in exchange for the Exchange Notes, the Operating Partnership shall mark, or cause to be marked, on such Notes delivered by such Holders that such Notes are being cancelled in exchange for the Exchange Notes; it being understood that in no event shall such Notes be marked as paid or otherwise satisfied;

          (s) cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the NASD;

          (t) take all other commercially reasonable steps to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby;

          (u) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that holds Registrable Notes acquired for its own account as a result of market-making activities or other trading activities (a "Participating Broker-Dealer") and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, represent the prevailing views of the staff of the SEC, including a statement that any such broker-dealer who receives Exchange Notes for Registrable Notes pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, (ii) furnish to each Participating Broker-Dealer who has delivered to the Operating Partnership or the Guarantors the notice referred to in Section 3(g) of this Agreement, without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary Prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request (the Operating Partnership and the Guarantors hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto by any Person subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Notes covered by the Prospectus or any amendment or supplement thereto), (iii) use its commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements under the Securities Act and applicable rules and regulations in order to resell the Exchange Notes; provided, however, that such period shall not be required to exceed 180 calendar days (or such longer period if extended pursuant to the last sentence of Section 3 hereof) (the "Applicable Period"), and (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer
(x) the following provision:

          "If the exchange offeree is a broker-dealer holding Registrable Notes acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Registrable Notes pursuant to the Exchange Offer";

and (y) a statement to the effect that by a Participating Broker-Dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Notes, the Participating Broker-Dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act.

          The Operating Partnership and the Guarantors may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Operating Partnership and the Guarantors such information regarding such seller as may be required by the staff of the SEC to be included in a Registration Statement. The Operating Partnership and the Guarantors may exclude from such registration the Registrable Notes of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. The Operating Partnership and the Guarantors shall have no obligation to register under the Securities Act the Registrable Notes of a seller who so fails to furnish such information.

          In the case of a Shelf Registration Statement, or if Participating Broker-Dealers who have notified the Operating Partnership and the Guarantors that they will be using the Prospectus contained in the Exchange Offer Registration Statement as provided in this Section 3(u) are seeking to sell Exchange Notes and are required to deliver Prospectuses, each Holder agrees that, upon receipt of any notice from the Operating Partnership and the Guarantors of the occurrence of any event specified in Section 3(g)(ii), 3(g)(iii), 3(g)(iv) or 3(g)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Notes pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(k) hereof or until it is advised in writing (the "Advice") by the Operating Partnership and the Guarantors that the use of the applicable Prospectus may be resumed, and, if so directed by the Operating Partnership, such Holder will deliver to the Operating Partnership and the Guarantors (at the Operating Partnership's and the Guarantors' expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Notes or Exchange Notes, as the case may be, current at the time of receipt of such notice. If the Operating Partnership and the Guarantors shall give any such notice to suspend the disposition of Registrable Notes or Exchange Notes, as the case may be, pursuant to a Registration Statement, the Operating Partnership and the Guarantors shall use its best efforts to file and have declared effective (if an amendment), as soon as practicable after the resolution of the related matters, an amendment or supplement to the Registration Statement and shall extend the period during which such Registration Statement is required to be maintained effective and the Prospectus usable for resales pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Operating Partnership and the Guarantors shall have made available to the Holders (x) copies of the supplemented or amended Prospectus necessary to resume such dispositions or (y) the Advice.

          4. Indemnification and Contribution. (a) In connection with a Shelf Registration Statement or in connection with any delivery of a Prospectus contained in an Exchange Offer Registration Statement by any Participating Broker-Dealer or Initial Purchaser, as applicable, who seeks to sell Exchange Notes, the Operating Partnership and the Guarantors shall indemnify and hold harmless each Holder of Registrable Notes included within any such Shelf Registration Statement and each Participating Broker-Dealer or Initial Purchaser selling Exchange Notes, underwriters, their officers and employees, and each Person, if any, who controls any such Person within the meaning of Section 15 of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to the sale of Notes), to which that Holder, Participating Broker-Dealer, Initial Purchaser, underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Registration Statement (or any amendment thereto) or Prospectus (or any amendment or supplement thereto), covering

Registrable Notes or Exchange Notes, as applicable, or (B) in any written or electronically produced materials or information electronically provided to investors by, or with the approval of, the Operating Partnership or the Guarantors in connection with the sale of the Registrable Notes or Exchange Notes, as applicable ("Marketing Materials"), necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (ii) the omission or alleged omission to state in any Registration Statement (or any amendment thereto) or Prospectus (or any amendment or supplement thereto) or in any Marketing Materials any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse each Holder, Participating Broker-Dealer, Initial Purchaser, underwriter, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Holder, Participating Broker-Dealer, Initial Purchaser, underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or actions as such expenses are incurred; provided, however, that this indemnity does not apply to any loss, claim, damage, liability or expense to the extent arising out of (i) an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished in writing to the Operating Partnership or the Guarantors by the Initial Purchasers or any Holder, underwriter or Participating Broker-Dealer for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or (ii) the failure of any Holder to comply with the provisions of the last paragraph of Section 3 of this Agreement.

          (b) Each of the Initial Purchasers and each Holder, underwriter or Participating Broker-Dealer agrees, severally and not jointly, to indemnify and hold harmless the Operating Partnership, the Guarantors, their officers and employees, and each Person, if any, who controls the Operating Partnership or the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Operating Partnership, the Guarantors, their officers, employees or controlling persons may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (A) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (or any amendment or supplement thereto), covering Registrable Notes or Exchange Notes, as applicable, or (B) the omission or alleged omission to state in any Registration Statement (or any amendment thereto) or Prospectus (or any amendment or supplement thereto) any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser, Holder, underwriter or Participating Broker-Dealer specifically for inclusion therein, and shall reimburse the Operating Partnership and the Guarantors and any such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Holder, Participating Broker-Dealer, Initial Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or actions as such expenses are incurred; provided, however, that in the case of a Shelf Registration Statement, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Notes pursuant to such Shelf Registration Statement.

          (c) Promptly after receipt by an indemnified party under this Section 4 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 4 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 4. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel), separate from their own counsel, for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 4 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 4(a) or 4(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as is appropriate to reflect the relative fault of the Operating Partnership and the Guarantors, on the one hand, and the Holders on the other, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Operating Partnership, the Guarantors or the Holders, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Operating Partnership, the Guarantors and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 4 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, liability, or action in respect thereof, referred to above in this Section 4 shall be deemed to include, for purposes of this Section 4(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 4(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 4, each Affiliate of a Holder, and each director, officer and employee and Person, if any, who controls a Holder or such Affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Holder and each Person, if any, who controls the Operating Partnership or the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Operating Partnership and the Guarantors.

          5. Participation in an Underwritten Registration. No Holder may participate in an underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in the underwriting arrangement approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

          6. Selection of Underwriters. The Holders of Registrable Notes covered by the Shelf Registration Statement who desire to do so may sell the Notes covered by such Shelf Registration in an underwritten offering, subject to the provisions of Section 3(m) hereof. In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Registrable Notes included in such offering; provided, however, that such underwriters and managers must be reasonably satisfactory to the Operating Partnership and the Guarantors.

          7. Miscellaneous.

          (a) Rule 144A. If the Operating Partnership and the Guarantors cease to be required to file reports under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder, the Operating Partnership and the Guarantors will, upon the request of any Holder of Registrable Notes, deliver such information to a prospective purchaser as is necessary to permit sales of their securities pursuant to Rule 144A under the Securities Act.

          (b) No Conflicting Agreements. The Operating Partnership and the Guarantors have not entered into, nor will the Operating Partnership or the Guarantors on or after the date of this Agreement enter into, any agreement which conflicts with the provisions hereof without the written consent of Holders of a majority in aggregate principal amount of the outstanding Registrable Notes. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Operating

Partnership's or the Guarantors' other issued and outstanding securities under any such agreements.

          (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Operating Partnership and the Guarantors has obtained the written consent of Holders of a majority in aggregate principal amount of the outstanding Registrable Notes affected by such amendment, modification, supplement, waiver or departure; provided that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Notes unless consented to in writing by such Holder of Registrable Notes. Notwithstanding the foregoing sentence, (i) this Agreement may be amended, without the consent of any Holder of Registrable Notes, by written agreement signed by the Operating Partnership, the Guarantors and the Initial Purchasers, to cure any ambiguity, correct or supplement any provision of this Agreement that may be inconsistent with any other provision of this Agreement or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with other provisions of this Agreement, (ii) this Agreement may be amended, modified or supplemented, and waivers and consents to departures from the provisions hereof may be given, by written agreement signed by the Operating Partnership, the Guarantors and the Initial Purchasers to the extent that any such amendment, modification, supplement, waiver or consent is, in their reasonable judgment, necessary or appropriate to comply with applicable law and regulation (including any interpretation of the staff of the SEC) or any change therein and (iii) to the extent any provision of this Agreement relates to an Initial Purchaser, such provision may be amended, modified or supplemented, and waivers or consents to departures from such provisions may be given, by written agreement signed by such Initial Purchaser, the Operating Partnership and the Guarantors.

          (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Operating Partnership and the Guarantors by means of a notice given in accordance with the provisions of this Section 7(d), which address initially is, with respect to the Initial Purchasers:

          c/o Lehman Brothers Inc.
          745 7th Avenue
          New York, New York  10019
          Attention: Fixed Income Syndication

          (with a copy to the General Counsel)

and (ii) if to the Operating Partnership or the Guarantors, initially at the Operating Partnership's address:

          Sunoco Logistics Partners Operations L.P.
          1801 Market Street

          Philadelphia, Pennsylvania  19103
          Attn:  Chief Financial Officer

and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d).

          All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

          (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the Initial Purchasers, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Notes in any manner, whether by operation of law or otherwise, such Registrable Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Notes, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

          (f) Third Party Beneficiaries. Each Holder and any Participating Broker-Dealer shall be third party beneficiaries of the agreements made hereunder among the Initial Purchasers, the Operating Partnership and the Guarantors, and the Initial Purchasers shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

          (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (i) GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (k) Notes Held by the Operating Partnership or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Operating Partnership, the Guarantors or their Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (l) Entire Agreement. This Agreement embodies the entire agreement and understanding between the Operating Partnership, the Guarantors and each of the Initial Purchasers relating to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to this subject matter.

                            [continued on next page]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.


                                    By: Sunoco  Logistics  Partners GP LLC, its
                                        general partner


                                        By: /s/ David A. Justin
                                           ------------------------------------
                                        Name: David A. Justin
                                             ----------------------------------
                                        Title: Vice President
                                              ---------------------------------

                                    SUNOCO LOGISTICS PARTNERS L.P.


                                    By: Sunoco Partners LLC, its general partner


                                        By: /s/ Deborah M. Feetz
                                           -------------------------------------
                                        Name: Deborah M. Feetz
                                             -----------------------------------
                                        Title: President
                                              ----------------------------------


                                    SUNOCO PIPELINE L.P.


                                    By: Sun Pipeline GP LLC, its general partner


                                        By: /s/ James L. Fidler
                                           -------------------------------------
                                        Name: James L. Fidler
                                             -----------------------------------
                                        Title: President
                                              ----------------------------------


                                    SUNOCO PARTNERS MARKETING &
                                    TERMINALS L.P.


                                    By: Sun Pipeline GP LLC, its general partner


                                        By: /s/ James L. Fidler
                                           -------------------------------------
                                        Name: James L. Fidler
                                             -----------------------------------
                                        Title: President
                                              ----------------------------------

Confirmed and accepted as of
the date first above written:
LEHMAN BROTHERS INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
BANC OF AMERICA SECURITIES LLC SALOMON
SMITH BARNEY INC.
UBS WARBURG LLC
FIRST UNION SECURITIES, INC.


By: LEHMAN BROTHERS INC.
    For itself and on behalf of the
    other Initial Purchasers


By: /s/ Martin Goldberg
   -------------------------------------
   Authorized Signatory
   Name:  Martin Goldberg
        ------------------------------
   Title: Senior Vice President
         -----------------------------